Acquired Intangible Assets, Net	12 Months Ended
Dec. 31, 2011
Acquired Intangible Assets, Net

9. Acquired Intangible Assets, Net

As of December 31, 2010 and 2011, acquired intangible assets, net were comprised of the following:

	December 31,
	2010	2011
Cost:
Operation & broadcasting rights	$11,460,583	$12,045,898
Lease agreements	54,460,034	75,849,900
Customer base	24,013,585	31,524,825
Trademark	1,145,303	2,076,687
Others	4,559,702	5,051,269

Total	95,639,207	126,548,579

Accumulated amortization:
Operation & broadcasting rights	(6,166,809)	(9,518,838)
Lease agreements	(43,298,789)	(54,117,372)
Customer base	(16,338,269)	(21,858,528)
Trademark	(1,145,303)	(1,203,796)
Others	(4,527,994)	(4,824,610)

Total	(71,477,164)	(91,523,144)

Intangible assets, net	$24,162,043	$35,025,435

The Group recorded amortization expense as follows:

	For the years ended December 31,
	2009	2010	2011
Cost of revenues	$14,282,389	$12,734,069	$11,359,056
Selling and marketing	4,664,850	4,106,231	4,638,646
Gain or (loss) from discontinued operations	8,331,505	765,859	—

Total	$27,278,744	$17,606,159	$15,997,702

In 2009, in response to a regulation promulgated by Shanghai Municipality Government in early 2009, the Group determined to cease the operation of its boat-based advertising platform on the Huangpu River. Accordingly, the Group recorded an impairment loss of $3,168,472 to write off the associated operating and broadcasting rights of its LCD display segment. In addition, a $22,268,615 impairment loss was recorded for the acquired intangible assets for certain subsidiaries in internet advertising segment that were underperforming. The impaired intangible assets primarily consisted of technology, lease agreements, customer base and trademark. The valuation of technology, lease agreements, and customer base was developed through the application of a form of income approach, known as the excess earnings method. The first step in applying the excess earnings method was to estimate the future debt-free net income attributable to the intangible asset. The resulting debt-free net income was then reduced by an estimated fair rate of return on contributory assets necessary to realize the projected earnings attributable to the intangible asset. These assets include fixed assets, working capital and other intangible assets. The valuation of the trademark was based on the relief from royalty method whereby an asset is valued based upon the after-tax cash flow savings accruing to the owner by virtue of the fact that the owner does not have to pay a “fair royalty” to a third party for the use of that asset. Accordingly, a portion of the owner’s earnings, equal to the after-tax royalty, would have been paid for use of the asset that can be attributed to the asset. The value of the asset depends on the present worth of future after-tax royalties attributable to the asset to their present worth at market-derived rates of return appropriate for the risks of that particular asset.

Total impairment loss recorded for the year ended December 31, 2009 amounted to $25,437,087, of which $21,459,807 was related to discontinued operations. The Group did not incur impairment loss on acquired intangible assets for the years ended December 31, 2010 and 2011.

The Group expects to record amortization expense of $10,902,778, $5,481,036, $3,985,039, $3,896,574, and $3,082,812 for the years ending December 31, 2012, 2013, 2014, 2015 and 2016, respectively.